UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 27, 2007

VANTAGE ENERGY SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33496	51-0599779
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 Post Oak Blvd., Suite 610 Houston, Texas	77056
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (281) 404-4700

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Effective December 27, 2007, the Board of Directors of Vantage Energy Services, Inc. (“Vantage”) amended Vantage’s by-laws to provide that securities of Vantage may be represented by certificate, or may be uncertificated.  The American Stock Exchange (“AMEX”) has adopted rules and regulations that, among other things, require all securities listed on AMEX to be eligible for listing and transfer through the Direct Registration System (“DRS”) prior to January 1, 2008.  In order to be eligible for listing and transfer through the DRS, Vantage must be authorized to issue securities in uncertificated form. A copy of the by-laws, as amended and restated, is filed herewith as Exhibit 3.2 and is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description
3.2	First Amended and Restated By-Laws of Vantage Energy Services, Inc.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 27, 2007	VANTAGE ENERGY SERVICES, INC.

	By:	/s/ Douglas G. Smith
Douglas G. Smith
Chief Financial Officer

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